UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 1, 2015

Weyland Tech, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

138 Queens Road Central
V. Heun Building, 11/F, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

                        N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2015 the company completed of the acquisition of Technoprenuers Resource Centre Private Limited.  See Exhibit 10.1.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

(a) Appointment of Directors

Effective September 2, 2015 the following individuals were appointed as a new members of our board of directors (“New Directors”):

Name	Age	Position
Matthew Burlage	52	Director

There are no existing family relationships amongst our Directors.

Matthew Burlage has spent the last three decades involved in financing and advising Asia’s leading corporations, government enterprises and financial institutions and has been involved in some of the most ground-breaking transactions in Asia, particularly in the telecom, media and technology (TMT) sectors.

In 2000, Mr. Burlage co-founded IRG, a boutique financial advisory and investment firm focused on the core growth sectors in Asia. Mr. Burlage advises Asian and global corporates, private equity funds, hedge funds and sovereign wealth funds on a range of transactions including mergers, acquisitions, corporate restructurings, and debt capital and equity capital financings. Mr. Burlage is also responsible for the firm’s investment strategy and management of its proprietary capital.

Before co-founding IRG, Mr. Burlage was a Managing Director and Head of Industry Groups at Lehman Brothers in Hong Kong where he created the first and largest dedicated TMT industry group at an investment bank in Asia in the early 1990s. He has been an adviser on capital raisings, equity/debt financings and merger and acquisition strategy to Asia’s leading companies in Japan, Singapore, Hong Kong, Indonesia, China, Thailand, Taiwan, and South Korea, as well as to global telecommunications operators in Europe and the US.

Mr. Burlage was ranked Number One in ex-Japan Corporate Asia, and Number Two in Corporate Asia, by Institutional Investor, and is a member of Institutional Investor’s Top 20 Global E-Finance Elite for Asia and Europe.

Mr. Burlage has a MBA from Harvard Business School and a Bachelor of Arts from Yale University, and attended the Japanese Language Institute of Sophia University.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL ACCOUNTING YEAR

Seratosa filed a Certificate of Amendment with the Secretary of State of Delaware effective September 1, 2015,.pursuant to which:

-  its Articles of Incorporation were amended to change the name of the Corporation from "Seratosa, Inc." to “Weyland Tech, Inc.”

-  a reduction of shares authorized was amended from 10,000,000,000 down to 250,000,000

All related filings with the State of Delaware and FINRA have been completed and approved.

ITEM 8.01  OTHER EVENTS

On September 1, 2015 the following Corporate Actions became effective:

-  1-for-1,000 reverse split of the Company’s outstanding common stock

-  new trading symbol of "WEYL" (to become effective twenty days after effective date)

The shares will trade under the symbol "STOAD" for a period of twenty business days at which time, the new symbol "WEYL" will become effective.

All related filings with the State of Delaware and FINRA have been completed and approved.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

EXHIBIT INDEX

10.1

Form 8-K related to acquisition of Technoprenuers Resource Centre Private Limited, which does business under the brand name 'CreateApp' (Incorporated herein by reference made to the report on form 8-K filed on May 29, 2015, commission file number 000-51815

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERATOSA INC.

Dated: September 2, 2015	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO

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